SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): July 14, 2003

                               MANGOSOFT, INC.
                               ---------------
            (Exact Name of Registrant as Specified in its Charter)

     NEVADA                         0-30781                     87-0543565
     ------                         -------                     ----------
(State or Other            (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                             Identification No.)
 incorporation)


            12 PINE STREET EXTENSION, NASHUA, NEW HAMPSHIRE 03060
            -----------------------------------------------------
                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (888) 886-2646



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ITEM 5.  OTHER EVENTS.

      On July 14, 2003, MangoSoft, Inc. (the "Company") amended the Rights Agreement, dated as of March 14, 2003, between the Company and Interwest Transfer Co., Inc., as Rights Agent (the "Rights Agreement"), increasing the initial exercise price thereunder from $125.00 per Right (as defined in the Rights Agreement) to $250.00 per Right.

      Amendment No. 1 to the Rights Agreement is filed as an exhibit hereto and is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits.

      Exhibit 4.2 Amendment No. 1 to Rights Agreement, dated as of March 14, 2003, between MangoSoft, Inc. and Interwest Transfer Co., Inc.



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MANGOSOFT, INC.


                                      By: /S/ Dale Vincent
                                          ------------------------------
                                          Dale Vincent
                                          Chief Executive Officer

July 14, 2003